UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

_________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 31, 2020

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UPD HOLDING CORP.

(Exact Name of Company as Specified in Charter)

Nevada	001-10320	81-4397205
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

75 Pringle Way, 8th Floor, Suite 804 Reno, Nevada	89502
(Address of Principal Executive Offices)	(Zip Code)

775-829-7999

(Company’s telephone number, including area code)

_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Number of each exchange on which registered
Common	UPDC	Pink Sheet

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UDC Holding Corp. is referred to herein as “we”, “our” or “us’ or the “Company”.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements, other than statements of historical fact, contained in this prospectus constitute forward-looking statements. In some cases you can identify forward-looking statements by terms such as “may,” “intend,” “might,” “will,” “should,” “could,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “project,” “potential,” or the negative of these terms and similar expressions intended to identify forward-looking statements.

Forward-looking statements are based on assumptions and estimates and are subject to risks and uncertainties. We have identified below in this Current Report on Form 8-K some of the factors that may cause actual results to differ materially from those expressed or assumed in any of our forward-looking statements. There may be other factors not so identified. You should not place undue reliance on our forward-looking statements. As you read this Current Report on Form 8-K, you should understand that these statements are not guarantees of performance or results.

Further, any forward-looking statement speaks only as of the date on which it is made and, except as required by law, we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of anticipated or unanticipated events or circumstances. New factors may emerge that may cause our business not to develop as expected. We cannot predict such future events or circumstances. Factors that may cause actual results to differ materially from those expressed or implied by these forward-looking statements include the following:

These forward-looking statements include, among other things, statements relating to:

•	Our anticipated cash needs and estimates regarding our capital expenditures, as well as its capital requirements and need for additional financing;

•	Our ability to identify and retain personnel;

•	Our ability to maintain current strategic relationships and develop relationships with new strategic partners;

•	Our competitive position and its expectations regarding competition from other brewing companies; and

•	Anticipated trends and challenges in our core business and the markets in which we operate.

Item 1.01	Entry Into Material Definitive Agreement

Assumption Agreement with Record Street Brewing Company and Jesse Corletto

On December 31, 2020, we completed an Assumption Agreement between and among Record Street Brewing Company (“Record Street”) and Jesse Corletto (“Corletto”) (the “Assumption Agreement”). Pursuant to the Assumption Agreement: (i) we assigned to Corletto all of our right, title, and interest in and to all of the capital stock of its wholly owned subsidiary, Record Street; and (ii) Corletto accepted the ownership of Record Street subject to the assumption by Record Street of liabilities in the aggregate amount of $248,967 (See also Item 2.01 below). A copy of the Assumption Agreement is attached to this report as Exhibit 10.1.

Debt Settlement Agreement with Property Resource Associates, LLC and Gary Plichta

On December 31, 2020, we entered into a Debt Settlement Agreement (the “Settlement Agreement) with Property Resource Associates LLC, a Florida limited liability company (“PRA”), and Gary Plichta (“Plichta”). Pursuant to the Settlement Agreement, PRA and its affiliates agreed to extinguish the outstanding debts and liabilities that we currently owe to PRA and its affiliates in exchange for our payment of 3,900,000 restricted common stock shares to PRA. In connection with the foregoing consideration, the Parties mutually released one another from all actions, causes of actions, claims, suits, debts, judgments, agreements, and otherwise. A copy of the Settlement Agreement is attached to this report as Exhibit 10.2.

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Entry Into Material Definitive Agreement – Consulting Agreement with Sage Intergroup, Inc.

On December 31, 2020, we entered into a Consulting Agreement with Sage Intergroup Inc., a California corporation (“SII”). Pursuant to the Consulting Agreement, SII and its affiliates agree to provide certain busines advisory services and introduce certain business counterparties to us for a term of ninety (90) days in exchange for our one-time payment of 500,000 restricted common stock shares The Consulting Agreement is subject to a mutual indemnification provision between the parties. A copy of the Consulting Agreement is attached to this report as Exhibit 10.3.

Incorporation by Reference

The foregoing description of the above-referenced Agreements and related transactions in this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to the complete text of the Agreements, which have been filed as Exhibits 10.1, 10.2, 10.3 hereto, and which are incorporated herein by reference.

Item 2.01.	Completion of Disposition of Assets

As of December 31, 2020, the outstanding debts of RSB reflected in our consolidated financial statements totaled $248,967 (the “RSB Debts”). Pursuant to the Assumption Agreement, the RSB Debts were assumed by RSB from us upon the transfer of ownership of RSB to Corletto, together with all other, contingent and non-contingent, known and unknown, rights, assets, and liabilities of RSB. The RSB Debts will be removed from our consolidated financial statements as reflected in future SEC filings. As of December 31, 2020, Corletto was not a related party to, or an affiliate of the Company.

Item 3.02.	Unregistered Sales of Equity Securities

On December 31, 2020, we issued PRA a total of 3,900,000 restricted common stock shares as the consideration to PRA as referenced in Item 1.01 above.

On December 31, 2020, we issued SII a total of 500,000 restricted common stock shares as the consideration to SII as referenced in Item 1.01 above.

All of the securities issuances reported in this Item 3.02 were made in reliance upon Section 4(a)(2) of the Securities Act of 1933, as amended (the “Act”), and Rule 506 of Regulation D under the Act.

Item 5.02	Departure of Director; Appointment to Fill Vacancy of Director

Resignation of Director Andrew Smith

Effective as of December 31, 2020, Andrew Smith resigned as a member of our board of directors (the “Resignation”). As stated in Andrew Smith’s resignation letter, the Resignation is not due to any disagreement with us or our management regarding our operations, policies or practices.

Appointment of Dr. George D. Shoenberger to our Board of Directors

Following the Resignation and effective as of December 31, 2020, our board of directors consisted of two remaining members, Mark Conte and Kevin Pikero, at which time our Board of Directors appointed Dr. George D. Shoenberger to fill the Board vacancy as a result of Andrew Smith’s resignation as Director. George D. Shoenberger shall serve until the expiration of the remaining term of Andrew Smith’s prior appointment or election to our board.

Biography of Dr. George D. Shoenberger

Dr. Shoenberger, 46, is a Nevada Licensed Psychologist and since 2015 has served as the Manager of Health Psychology Associates LLC in Reno, Nevada. He obtained both bachelor’s and master’s degrees in psychology at California State University, Chico, and later attended the clinical psychology doctoral program at the University of Nevada, Reno, where he completed a Ph.D. with an emphasis on cognitive-behavioral treatments for anxiety disorders and addictions. Dr. Shoenberger completed his pre-doctoral internship at the Portland VA Medical Center and received specialized training in psychological assessment, behavioral medicine and health psychology, eating disorders treatment, and chronic disease management. He then completed post-doctoral training with an emphasis on behavioral pediatrics and adolescent psychology. In addition to his client practice, Dr. Shoenberger has consulted with several healthcare agencies that specialize in behavioral health and lifestyle change. Dr. Shoenberger has actively practiced as a licensed psychologist since 2009.

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Inclusive of Dr. Shoenberger, no member of our board of directors: (i) is a party to any contract for their service as a director or entitled to any compensation for service as a director at this time; (ii) has any ‘family relationship’ with any of our other officers or directors as that term is defined in Item 401(d) of Regulation S-K (17 CFR 229.401(d)); or (iii) has engaged in a ‘related party transaction’ meeting the dollar value threshold ($120,000) for that term as defined in Item 404(a) of Regulation S-K (17 CFR 229.404(a)) since the beginning of our last fiscal year.

There currently are no committees of our board of directors. Each of Messrs. Conte and Pikero serve as our executive officers and have been deemed by our board of directors to be “interested directors”. Neither we nor any of our subsidiaries employ Dr. Shoenberger and he has been deemed by our board of directors to be an independent (i.e., non-interested) director.

For the purpose of determining whether a director is ‘interested’ or ‘independent’, our board of directors defines ‘independent’ directors as not ‘interested’ and ‘interested’ directors as an executive officer or employee of the Company or any other individual having a relationship that, in the opinion of the Company’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Item 9.01	Financial Statements and Exhibits

The exhibits listed below are filed herewith.

Exhibit Number	Description

10.1	Assumption Agreement, dated December 31, 2020, between UPD Holding Corp. and Jesse Corletto.
10.2	Debt Settlement Agreement, dated December 31, 2020, between UPD Holding Corp. and Property Resource Associates LLC.
10.3	Consulting Agreement, dated December 31, 2020, between UPD Holding Corp. and Sage Intergroup Inc.
5.1	Resignation Letter of Andrew D. Smith, dated December 31, 2020.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UPD HOLDING CORP.

Dated: January 7, 2021	By:/s/ Mark W. Conte	Mark W. Conte
President and Chief Executive Officer (Principal Executive Officer)

Dated: January 7, 2021	By:/s/ Kevin J. Pikero	Kevin J. Pikero
Chief Financial Officer (Principal Financial and Accounting Officer)

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